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Annual Report

October 31, 2002

Mercury Large
Cap Core
Fund
Of Mercury Large Cap Series Funds, Inc.

PORTFOLIO INFORMATION

AS OF OCTOBER 31, 2002

Ten Largest                                                           Percent of
Equity Holdings                                                       Net Assets
--------------------------------------------------------------------------------
Bank of America Corporation                                              2.5%
--------------------------------------------------------------------------------
The Procter & Gamble Company                                             2.3
--------------------------------------------------------------------------------
General Electric Company                                                 2.1
--------------------------------------------------------------------------------
Microsoft Corporation                                                    1.9
--------------------------------------------------------------------------------
Exxon Mobil Corporation                                                  1.9
--------------------------------------------------------------------------------
Dell Computer Corporation                                                1.8
--------------------------------------------------------------------------------
Washington Mutual, Inc.                                                  1.6
--------------------------------------------------------------------------------
U.S. Bancorp                                                             1.5
--------------------------------------------------------------------------------
Pfizer Inc.                                                              1.4
--------------------------------------------------------------------------------
Citigroup Inc.                                                           1.3
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries                                               Net Assets
--------------------------------------------------------------------------------
Banks                                                                   15.1%
--------------------------------------------------------------------------------
Health Care Providers & Services                                        11.3
--------------------------------------------------------------------------------
Household Durables                                                       6.8
--------------------------------------------------------------------------------
Software                                                                 5.1
--------------------------------------------------------------------------------
Specialty Retail                                                         4.7
--------------------------------------------------------------------------------


               October 31, 2002  (2)  Mercury Large Cap Core Fund

DEAR SHAREHOLDER

We are pleased to provide you with this annual report for Mercury Large Cap Core Fund. The Fund invests primarily in a diversified portfolio of equity securities of large cap companies that Fund management selects from among the securities found in the Russell 1000(R) Index. Our investment process attempts to add value through both security selection and portfolio construction. Security selection involves the use of quantitative selection criteria including earnings momentum, earnings surprise and valuation. These criteria are input into a proprietary quantitative model and are subject to selective fundamental overrides. Portfolio construction consists of an optimization process with risk management controlling style, capitalization, sector and individual security selection.

Fiscal Year in Review

For the six months ended October 31, 2002, the Fund's Class A, Class B and Class C Shares had total returns of -17.39%, -17.61% and -17.71%, respectively. (Fund results shown do not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 6-9 of this report to shareholders.) The Fund's six-month performance results were essentially flat to the -17.39% total return of the benchmark unmanaged Russell 1000 Index.

For the 12-month period ended October 31, 2002, the Fund's Class A, Class B and Class C Shares had total returns of -9.41%, -9.88% and -10.05%, respectively, which compare quite favorably to the -14.60% return of the Russell 1000 Index. The major drivers of performance for the past year were stock selection in consumer discretionary and industrials, the Portfolio's underweight in telecommunication services and stock selection and an overweight in consumer staples. Our underweighted position in materials also had a negative impact on performance. Generating absolute performance in the market environment of the past year has been very difficult. As such, we have done our best to gain relative performance compared to our benchmark and competitive peer groups.

During the last six months of the fiscal year ended October 31, 2002, stock selection (particularly in information technology and industrials) contributed more to Fund performance than sector allocation. Performance was hampered by stock selection in health care and our overweighted position in consumer discretionary. The largest single positive contributors to performance were Coca-Cola Enterprises Inc., UnitedHealth Group Incorporated, WellPoint Health Networks Inc., H&R Block, Inc., Dell Computer Corporation and Intuit Inc. The largest detractors to performance included CIGNA Corporation, NVIDIA Corporation, Dillard's, Inc., Best Buy Co., Inc. and Quest Diagnostics Incorporated. Relative to the benchmark, we increased our selection in financials and materials, and reduced our selection in information technology, industrials and consumer staples. Our largest purchases included Dell Computer, Dillard's, Tenet Healthcare Corporation and The Ryland Group, Inc., and our largest sales included First Data Corporation, Texas Instruments Incorporated and The TJX Companies, Inc. We also significantly reduced our position in Philip Morris Companies Inc.


               October 31, 2002  (3)  Mercury Large Cap Core Fund

Economic Environment

Looking back at the markets during the past six months from a technical perspective, the July low in stocks had the classic hallmarks of a major market bottom. Pessimism was at an extreme, record mutual fund redemptions reeked of capitulation and corporate insiders had resumed buying. We believe that absolute valuations remain the greatest obstacle to a sustained new increase in equity prices. However, equities are inexpensive compared to the level of short-term interest rates and to ten-year Treasury yields. The distrust of published earnings data adds another element of confusion about assessing the value of stocks. An increase in company buybacks of stocks and continued insider buying suggest that there are pockets of value in parts of the market. Even if one accepted the view that valuations are in a sustainable zone, the long-run prospects for equity prices are constrained by the subdued outlook for earnings. Most companies continue to face tough competitive conditions.

Much of the corporate sector is battling against the unpleasant combination of soft volume growth and negligible pricing power. Second quarter revenue growth for Standard & Poor's 500 companies was only 2.4% above year-ago levels. Faced with such sluggish top-line performance, companies can only boost profits by cutting costs. Companies have been successful in raising efficiency and lowering costs during the past year. In the absence of increased demand, we believe companies will be forced to embark on a new wave of labor shedding with negative implications for the consumer sector.

There is little good news to report with regard to the economic outlook. Companies are still retrenching and the pace of job cutbacks may even accelerate. This raises a huge question regarding the sustainability of consumer spending. Real gross domestic product growth rose strongly in the third quarter, but that paints a misleading picture of the economy's underlying trend. A renewed Federal Reserve Board monetary easing would probably trigger a rally in stocks and a sell-off in bonds. However, it is impossible to predict in advance whether that would mark a sustained shift in market trends. In our opinion, the Federal Reserve Board needs to get ahead of market expectations and arrest the slide in confidence. At this time, lower interest rates alone are not likely to cause businesses to step up their spending. We believe that will require an improvement in the profit outlook, which may take time to develop.

The duration and magnitude of the equity market decline leads us to believe that many of the negatives described above are in stock prices and that the summer and fall of 2002


               October 31, 2002 (4) Mercury Large Cap Core Fund will turn out to have been reasonable times to have purchased common stocks. We summarize the positives and negatives for equities as follows:

Positives:

o     Record low interest rates;

o     Investor sentiment;

o     Valuation relation to cash and Treasury issues.

Negatives:

o     Slow nominal and earnings growth;

o     Iraq/terrorism threats;

o     Lack of trust around corporate governance.

As for the Portfolio, we continue to believe that stock selection is more important than sector, style or capitalization selection in the current market. Having said that, we are overweight in consumer discretionary, consumer staples, health care and materials, and underweight in information technology, utilities, telecommunication services and energy. We also believe that small-, mid- and large-capitalization stocks are more attractive at this time than mega cap companies, and the Portfolio reflects this position.

In Conclusion

We thank you for your investment in Mercury Large Cap Core Fund, and we look forward to reviewing our outlook and strategy with you in our next report to shareholders.

Sincerely,


/s/ Terry K. Glenn                      /s/ Robert C. Doll, Jr.

Terry K. Glenn                          Robert C. Doll, Jr.
President and Director/Trustee          Senior Vice President and
                                        Portfolio Manager

December 3, 2002


               October 31, 2002  (5)  Mercury Large Cap Core Fund

FUND PERFORMANCE DATA

ABOUT FUND PERFORMANCE

The Fund offers multiple classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs.

CLASS A SHARES incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

CLASS B SHARES are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years.

CLASS C SHARES are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Administrator voluntarily waived its administration fee and reimbursed a portion of its other expenses. Without such waiver and reimbursement, the Fund's performance would have been lower.


               October 31, 2002  (6)  Mercury Large Cap Core Fund

RECENT PERFORMANCE RESULTS

                                    6-Month         12-Month     Since Inception
As of October 31, 2002           Total Return     Total Return     Total Return
--------------------------------------------------------------------------------
Class A*                            -17.39%          - 9.41%          -17.54%
--------------------------------------------------------------------------------
Class B*                            -17.61           - 9.88           -19.17
--------------------------------------------------------------------------------
Class C*                            -17.71           -10.05           -19.35
--------------------------------------------------------------------------------
Russell 1000 Index**                -17.39           -14.60           -36.66
--------------------------------------------------------------------------------

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund commenced operations on 12/22/99.
** This unmanaged broad-based Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The since inception total return is from 12/31/99.


               October 31, 2002  (7)  Mercury Large Cap Core Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

A line graph depicting the growth of an investment in the Fund's Class A, Class B and Class C Shares compared to growth of an investment in the Russell 1000 Value Index. Values are from December 22, 1999 to October 2002:

                                  12/22/99**    10/00         10/01       10/02
Mercury Large Cap Core Fund+--
Class A Shares*                   $ 9,475       $11,209       $8,624      $7,812
Mercury Large Cap Core Fund+--
Class B Shares*                   $10,000       $11,750       $8,969      $7,871
Mercury Large Cap Core Fund+--
Class C Shares*                   $10,000       $11,750       $8,966      $8,065

                                  12/31/99      10/00         10/01       10/02
Russell 1000(R) Index++           $10,000       $10,028       $7,417      $6,334

 * Assuming maximum sales charge, transaction costs and other operating expenses, including administration fees.
**    Commencement of operations.
 + The Fund invests all of its assets in the Master Large Cap Core Portfolio of the Master Large Cap Series Trust. The Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States that the Investment Adviser believes blends growth and value.
++ This unmanaged broad-based Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The starting date for the Index is from 12/31/99.

      Past performance is not indicative of future results.


               October 31, 2002  (8)  Mercury Large Cap Core Fund

FUND PERFORMANCE DATA (CONCLUDED)

AVERAGE ANNUAL TOTAL RETURN

                                                 % Return              % Return
                                               Without Sales          With Sales
Class A Shares*                                    Charge              Charge**
--------------------------------------------------------------------------------
One Year Ended
9/30/02                                           -12.15%              -16.76%
--------------------------------------------------------------------------------
Inception (12/22/99)
through 9/30/02                                   - 7.86               - 9.63
--------------------------------------------------------------------------------
 *    Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                 % Return             % Return
                                                  Without               With
Class B Shares*                                     CDSC               CDSC**
--------------------------------------------------------------------------------
One Year Ended
9/30/02                                           -12.62%              -16.12%
--------------------------------------------------------------------------------
Inception (12/22/99)
through 9/30/02                                   - 8.49               - 9.39
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

                                                 % Return             % Return
                                                  Without               With
Class C Shares*                                     CDSC               CDSC**
--------------------------------------------------------------------------------
One Year Ended
9/30/02                                           -12.92%              -13.79%
--------------------------------------------------------------------------------
Inception (12/22/99)
through 9/30/02                                   - 8.57               - 8.57
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.


               October 31, 2002  (9)  Mercury Large Cap Core Fund

STATEMENT OF ASSETS AND LIABILITIES

As of October 31, 2002

MERCURY LARGE CAP CORE FUND

Assets:

Investment in Master Large Cap Core Portfolio, at value
      (identified cost--$13,965,621)                                        $ 13,886,455
Prepaid registration fees                                                         13,623
                                                                            ------------
Total assets                                                                  13,900,078
                                                                            ------------
----------------------------------------------------------------------------------------

Liabilities:

Payable to distributor                                                             4,930
Accrued expenses                                                                  13,623
                                                                            ------------
Total liabilities                                                                 18,553
                                                                            ------------
----------------------------------------------------------------------------------------

Net Assets:

Net assets                                                                  $ 13,881,525
                                                                            ============
----------------------------------------------------------------------------------------

Net Assets Consist of:

Class A Shares of Common Stock, $.10 par value,
      100,000,000 shares authorized                                         $    143,348
Class B Shares of Common Stock, $.10 par value,
      200,000,000 shares authorized                                               36,257
Class C Shares of Common Stock, $.10 par value,
      100,000,000 shares authorized                                                8,357
Paid-in capital in excess of par                                              16,119,194
Accumulated realized capital losses on investments from
      the Portfolio--net                                     $(2,346,465)
Unrealized depreciation on investments from
      the Portfolio--net                                         (79,166)
                                                             -----------
Total accumulated losses--net                                                 (2,425,631)
                                                                            ------------
Net assets                                                                  $ 13,881,525
                                                                            ============
----------------------------------------------------------------------------------------

Net Asset Value:

Class A--Based on net assets of $10,627,960 and 1,433,477
      shares outstanding                                                    $       7.41
                                                                            ============
Class B--Based on net assets of $2,647,280 and 362,566
      shares outstanding                                                    $       7.30
                                                                            ============
Class C--Based on net assets of $606,285 and 83,572
      shares outstanding                                                    $       7.25
                                                                            ============
----------------------------------------------------------------------------------------

See Notes to Financial Statements.


               October 31, 2002  (10)  Mercury Large Cap Core Fund

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2002

MERCURY LARGE CAP CORE FUND

Investment Income from the Portfolio--Net:

Net investment income allocated from the Portfolio:
      Dividends                                                     $   154,974
      Securities lending--net                                             2,529
      Interest                                                              718
      Expenses                                                          (66,975)
                                                                    -----------
Net investment income from the Portfolio                                 91,246
                                                                    -----------
-------------------------------------------------------------------------------

Expenses:

Professional fees                                       $  42,915
Printing and shareholder reports                           39,256
Administration fees                                        28,918
Account maintenance and distribution fees--Class B         21,418
Account maintenance fees--Class A                          20,509
Account maintenance and distribution fees--Class C          7,223
Registration fees                                           6,474
Transfer agent fees--Class A                                3,404
Transfer agent fees--Class B                                1,554
Transfer agent fees--Class C                                  457
Transfer agent fees--Class I                                   12
Other                                                       6,788
                                                        ---------
Total expenses before reimbursement                       178,928
Reimbursement of expenses                                 (29,318)
                                                        ---------
Total expenses after reimbursement                                      149,610
                                                                    -----------
Investment loss--net                                                    (58,364)
                                                                    -----------
-------------------------------------------------------------------------------

Realized & Unrealized Loss from the
Portfolio--Net:

Realized loss on investments from the Portfolio--net                 (1,973,686)
Change in unrealized depreciation on investments
      from the Portfolio--net                                           (50,718)
                                                                    -----------
Total realized and unrealized loss on investments
      from the Portfolio--net                                        (2,024,404)
                                                                    -----------
Net Decrease in Net Assets Resulting from Operations                $(2,082,768)
                                                                    ===========

See Notes to Financial Statements.


               October 31, 2002  (11)  Mercury Large Cap Core Fund

STATEMENTS OF CHANGES IN NET ASSETS

MERCURY LARGE CAP CORE FUND

                                                                           For the Year Ended
                                                                               October 31,
                                                                      ----------------------------
Increase (Decrease) in Net Assets:                                        2002             2001
--------------------------------------------------------------------------------------------------
Operations:

Investment loss--net                                                  $    (58,364)    $    (8,515)
Realized loss on investments from the Portfolio--net                    (1,973,686)       (285,502)
Change in unrealized appreciation/depreciation on investments
   from the Portfolio--net                                                 (50,718)        (43,159)
                                                                      ----------------------------
Net decrease in net assets resulting from operations                    (2,082,768)       (337,176)
                                                                      ----------------------------
--------------------------------------------------------------------------------------------------

Distributions to Shareholders:

In excess of realized gain on investments from the Portfolio--net:
   Class I                                                                      --         (13,557)
   Class A                                                                      --         (13,249)
   Class B                                                                      --         (15,879)
   Class C                                                                      --         (36,294)
                                                                      ----------------------------
Net decrease in net assets resulting from distributions
   to shareholders                                                              --         (78,979)
                                                                      ----------------------------
--------------------------------------------------------------------------------------------------

Capital Share Transactions:

Net increase in net assets derived from capital
   share transactions                                                   11,007,005       4,783,662
                                                                      ----------------------------
--------------------------------------------------------------------------------------------------

Net Assets:

Total increase in net assets                                             8,924,237       4,367,507
Beginning of year                                                        4,957,288         589,781
                                                                      ----------------------------
End of year                                                           $ 13,881,525     $ 4,957,288
                                                                      ============================
--------------------------------------------------------------------------------------------------

See Notes to Financial Statements.


               October 31, 2002  (12)  Mercury Large Cap Core Fund

FINANCIAL HIGHLIGHTS

MERCURY LARGE CAP CORE FUND

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                               Class I
                                                       -----------------------------------------------------
                                                         For the
                                                         Period                               For the Period
                                                       November 1,          For the            December 22,
                                                        2001 to           Year Ended             1999+ to
                                                       January 10,        October 31,           October 31,
Increase (Decrease) in Net Asset Value:                  2002***              2001                 2000
------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:

Net asset value, beginning of period                     $  8.19            $ 11.85              $ 10.00
                                                         -----------------------------------------------
Investment income (loss)--net                                 --+++@@          (.01)+++             (.06)
Realized and unrealized gain (loss) on
         investments from the Portfolio--net                 .79              (2.56)                1.91
                                                         -----------------------------------------------
Total from investment operations                             .79              (2.57)                1.85
                                                         -----------------------------------------------
Less distributions in excess of realized gain
         on investments from the Portfolio--net               --              (1.09)                  --
                                                         -----------------------------------------------
Net asset value, end of period                           $  8.98            $  8.19              $ 11.85
                                                         ===============================================
------------------------------------------------------------------------------------------------------------

Total Investment Return:**

Based on net asset value per share                         9.65%@           (22.91%)              18.50%@
                                                         ===============================================
------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets:

Expenses, net of reimbursement++                           1.39%*             1.31%                1.50%*
                                                         ===============================================
Expenses++                                                 1.94%*             8.42%               37.40%*
                                                         ===============================================
Investment income (loss)--net                               .19%*             (.11%)               (.59%)*
                                                         ===============================================
------------------------------------------------------------------------------------------------------------

Supplemental Data:

Net assets, end of period (in thousands)                      --            $   114              $   148
                                                         ===============================================
------------------------------------------------------------------------------------------------------------

  *   Annualized.
 **   Total investment returns exclude the effects of sales charges.
***   As of January 10, 2002, all Class I Shares were redeemed.
  +   Commencement of operations.
 ++   Includes the Fund's share of the Portfolio's allocated expenses.
+++   Based on average shares outstanding.
  @   Aggregate total investment return.
 @@   Amount is less than $.01 per share.

      See Notes to Financial Statements.


               October 31, 2002  (13)  Mercury Large Cap Core Fund

MERCURY LARGE CAP CORE FUND

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                Class A
                                                         ------------------------------------------------------
                                                                                                 For the Period
                                                                     For the                      December 22,
                                                              Year Ended October 31                 1999+ to
                                                         -----------------------------            October 31,
Increase (Decrease) in Net Asset Value:                    2002                  2001                 2000
---------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:

Net asset value, beginning of period                     $  8.18              $  11.83              $ 10.00
                                                         ------------------------------------------------------
Investment loss--net                                        (.03)+++              (.01)+++             (.08)
Realized and unrealized gain (loss) on
         investments from the Portfolio--net                (.74)                (2.58)                1.91
                                                         ------------------------------------------------------
Total from investment operations                            (.77)                (2.59)                1.83
                                                         ------------------------------------------------------
Less distributions in excess of realized gain
         on investments from the Portfolio--net               --                 (1.06)                  --
                                                         ------------------------------------------------------
Net asset value, end of period                           $  7.41              $   8.18              $ 11.83
                                                         ======================================================
---------------------------------------------------------------------------------------------------------------

Total Investment Return:**

Based on net asset value per share                        (9.41%)              (23.06%)              18.30%@
                                                         ======================================================
---------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets:

Expenses, net of reimbursement++                           1.69%                 1.38%                1.74%*
                                                         ======================================================
Expenses++                                                 1.94%                 2.96%               37.65%*
                                                         ======================================================
Investment loss--net                                       (.32%)                (.12%)               (.84%)*
                                                         ======================================================
---------------------------------------------------------------------------------------------------------------

Supplemental Data:

Net assets, end of period (in thousands)                 $10,628              $  3,290              $   148
                                                         ======================================================
---------------------------------------------------------------------------------------------------------------

  *   Annualized.
 **   Total investment returns exclude the effects of sales charges.
  +   Commencement of operations.
 ++   Includes the Fund's share of the Portfolio's allocated expenses.
+++   Based on average shares outstanding.
  @   Aggregate total investment return.

      See Notes to Financial Statements.


               October 31, 2002  (14)  Mercury Large Cap Core Fund

MERCURY LARGE CAP CORE FUND

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                Class B
                                                         ------------------------------------------------------
                                                                                                 For the Period
                                                                     For the                      December 22,
                                                              Year Ended October 31                 1999+ to
                                                         -----------------------------            October 31,
Increase (Decrease) in Net Asset Value:                    2002                  2001                 2000
---------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:

Net asset value, beginning of period                     $  8.10              $  11.75              $ 10.00
                                                         ------------------------------------------------------
Investment loss--net                                        (.08)+++              (.08)+++             (.16)
Realized and unrealized gain (loss) on
         investments from the Portfolio--net                (.72)                (2.56)                1.91
                                                         ------------------------------------------------------
Total from investment operations                            (.80)                (2.64)                1.75
                                                         ------------------------------------------------------
Less distributions in excess of realized gain
         on investments from the Portfolio--net               --                 (1.01)                  --
                                                         ------------------------------------------------------
Net asset value, end of period                           $  7.30              $   8.10              $ 11.75
                                                         ======================================================
---------------------------------------------------------------------------------------------------------------

Total Investment Return:**

Based on net asset value per share                        (9.88%)              (23.67%)              17.50%@
                                                         ======================================================
---------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets:

Expenses, net of reimbursement++                           2.28%                 2.22%                2.49%*
                                                         ======================================================
Expenses++                                                 2.55%                 5.41%               38.41%*
                                                         ======================================================
Investment loss--net                                       (.92%)                (.93%)              (1.59%)*
                                                         ======================================================
---------------------------------------------------------------------------------------------------------------

Supplemental Data:

Net assets, end of period (in thousands)                 $ 2,647              $  1,172              $   147
                                                         ======================================================
---------------------------------------------------------------------------------------------------------------

  *   Annualized.
 **   Total investment returns exclude the effects of sales charges.
  +   Commencement of operations.
 ++   Includes the Fund's share of the Portfolio's allocated expenses.
+++   Based on average shares outstanding.
  @   Aggregate total investment return.

      See Notes to Financial Statements.


               October 31, 2002  (15)  Mercury Large Cap Core Fund

FINANCIAL HIGHLIGHTS (CONCLUDED)

MERCURY LARGE CAP CORE FUND

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                Class C
                                                         ------------------------------------------------------
                                                                                                 For the Period
                                                                     For the                      December 22,
                                                              Year Ended October 31                 1999+ to
                                                         -----------------------------            October 31,
Increase (Decrease) in Net Asset Value:                   2002                  2001                 2000
---------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:

Net asset value, beginning of period                    $   8.06             $  11.75              $ 10.00
                                                        ------------------------------------------------------
Investment loss--net                                        (.09)+++             (.10)+++             (.16)
Realized and unrealized gain (loss) on
         investments from the Portfolio--net                (.72)               (2.54)                1.91
                                                        ------------------------------------------------------
Total from investment operations                            (.81)               (2.64)                1.75
                                                        ------------------------------------------------------
Less distributions in excess of realized gain
         on investments from the Portfolio--net               --                (1.05)                  --
                                                        ------------------------------------------------------
Net asset value, end of period                          $   7.25             $   8.06              $ 11.75
                                                        =======================================================
---------------------------------------------------------------------------------------------------------------

Total Investment Return:**

Based on net asset value per share                       (10.05%)             (23.69%)              17.50%@
                                                        =======================================================
---------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets:

Expenses, net of reimbursement++                           2.47%                2.30%                2.49%*
                                                        =======================================================
Expenses++                                                 2.76%                8.99%               38.41%*
                                                        =======================================================
Investment loss--net                                      (1.12%)              (1.14%)              (1.59%)*
                                                        =======================================================
---------------------------------------------------------------------------------------------------------------

Supplemental Data:

Net assets, end of period (in thousands)                $    607             $    381              $   147
                                                        =======================================================
---------------------------------------------------------------------------------------------------------------

  *   Annualized.
 **   Total investment returns exclude the effects of sales charges.
  +   Commencement of operations.
 ++   Includes the Fund's share of the Portfolio's allocated expenses.
+++   Based on average shares outstanding.
  @   Aggregate total investment return.

      See Notes to Financial Statements.


               October 31, 2002  (16)  Mercury Large Cap Core Fund

NOTES TO FINANCIAL STATEMENTS

MERCURY LARGE CAP CORE FUND

(1)   Significant Accounting Policies:

      Mercury Large Cap Core Fund (the "Fund") is registered under the Investment Company Act of 1940 as a diversified mutual fund. The Fund seeks to achieve its investment objective by investing all of its assets in the Master Large Cap Core Portfolio (the "Portfolio"), which is a portfolio of Master Large Cap Series Trust that has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The percentage of the Portfolio owned by the Fund at October 31, 2002 was 1.6%. The Fund offers multiple classes of shares. Class A Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B Shares have certain rights with respect to Class A expenditures). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

      (a) Valuation of investments--The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in Note 1a of the Portfolio's' Notes to Financial Statements, which are included elsewhere in this report.

      (b) Investment income and expenses--The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

      (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.


               October 31, 2002  (17)  Mercury Large Cap Core Fund

      (d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

      (e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to timing differences related to wash sales.

      (f) Investment transactions--Investment transactions in the Portfolio are accounted for on a trade date basis.

      (g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $85,342 have been reclassified between accumulated net realized capital losses and paid-in capital in excess of par and $58,364 has been reclassified between paid-in capital in excess of par and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

(2)   Transactions with Affiliates:

      The Fund has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. FAM has entered into a contractual arrangement with the Fund under which the expenses incurred by each class of shares of the Fund (excluding distribution and/or account maintenance fees) will not exceed 1.50%. This arrangement expires October 31, 2003 and is renewable. For the year ended October 31, 2002, FAM earned fees of $28,918, all of which was waived. FAM also reimbursed the Fund $400 for other operating expenses.

      The Fund has also entered into a Distribution agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                                  Account           Distribution
                                               Maintenance Fee           Fee
      --------------------------------------------------------------------------
      Class A                                       .25%                  --
      --------------------------------------------------------------------------
      Class B                                       .25%                 .75%
      --------------------------------------------------------------------------
      Class C                                       .25%                 .75%
      --------------------------------------------------------------------------


               October 31, 2002  (18)  Mercury Large Cap Core Fund

      Pursuant to a sub-agreement with the Distributor, selected dealers also provide account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and selected dealers for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and selected dealers for providing shareholder and distribution-related services to Class B and Class C shareholders. For the period January 31, 2002 to April 25, 2002, the Fund did not accrue Class B distribution fees.

      For the year ended October 31, 2002, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., received contingent deferred sales charges of $8,609 relating to transactions in Class B Shares.

      Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

      Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.

(3)   Investments:

      Increases and decreases in the Fund's investment in the Portfolio for the year ended October 31, 2002 were $11,791,890 and $932,476, respectively.

(4)   Capital Share Transactions:

      Net increase in net assets derived from capital share transactions was $11,007,005 and $4,783,662 for the years ended October 31, 2002 and October 31, 2001, respectively.

      Transactions in capital shares for each class were as follows:

      Class I Shares for the Period November 1, 2001 to
      January 10, 2002                                       Shares          Dollar Amount
      ------------------------------------------------------------------------------------
      Shares sold                                              13,942         $    124,225
      Shares redeemed                                         (27,884)            (249,358)
                                                            ------------------------------
      Net decrease                                            (13,942)        $   (125,133)
                                                            ==============================
      ------------------------------------------------------------------------------------

      Class I Shares for the Year Ended October 31, 2001     Shares          Dollar Amount
      ------------------------------------------------------------------------------------
      Shares sold                                              13,529         $    120,000
      Shares issued to shareholders in reinvestment
      of distributions                                          1,442               13,557
                                                            ------------------------------
      Total issued                                             14,971              133,557
      Shares redeemed                                         (13,529)            (120,270)
                                                            ------------------------------
      Net increase                                              1,442         $     13,287
                                                            ==============================
      ------------------------------------------------------------------------------------

      Class A Shares for the Year Ended October 31, 2002     Shares          Dollar Amount
      ------------------------------------------------------------------------------------
      Shares sold                                           1,283,343         $ 11,003,189
      Shares redeemed                                        (252,224)          (2,127,478)
                                                            ------------------------------
      Net increase                                          1,031,119         $  8,875,711
                                                            ==============================
      ------------------------------------------------------------------------------------


               October 31, 2002  (19)  Mercury Large Cap Core Fund

      Class A Shares for the Year Ended October 31, 2001       Shares        Dollar Amount
      ------------------------------------------------------------------------------------
      Shares sold                                             394,362         $  3,316,949
      Shares issued to shareholders in reinvestment
      of distributions                                          1,409               13,249
                                                              ----------------------------
      Total issued                                            395,771            3,330,198
      Shares redeemed                                          (5,913)             (50,240)
                                                              ----------------------------
      Net increase                                            389,858         $  3,279,958
                                                              ============================
      ------------------------------------------------------------------------------------

      Class B Shares for the Year Ended October 31, 2002       Shares        Dollar Amount
      ------------------------------------------------------------------------------------
      Shares sold                                             286,588         $  2,497,495
      Shares redeemed                                         (68,755)            (564,167)
                                                              ----------------------------
      Net increase                                            217,833         $  1,933,328
                                                              ============================
      ------------------------------------------------------------------------------------

      Class B Shares for the Year Ended October 31, 2001       Shares        Dollar Amount
      ------------------------------------------------------------------------------------
      Shares sold                                             146,723         $  1,275,423
      Shares issued to shareholders in reinvestment
      of distributions                                          1,693               15,879
                                                              ----------------------------
      Total issued                                            148,416            1,291,302
      Shares redeemed                                         (16,183)            (136,307)
                                                              ----------------------------
      Net increase                                            132,233         $  1,154,995
                                                              ============================
      ------------------------------------------------------------------------------------

      Class C Shares for the Year Ended October 31, 2002       Shares        Dollar Amount
      ------------------------------------------------------------------------------------
      Shares sold                                              76,505         $    660,061
      Shares redeemed                                         (40,200)            (336,962)
                                                              ----------------------------
      Net increase                                             36,305         $    323,099
                                                              ============================
      ------------------------------------------------------------------------------------

      Class C Shares for the Year Ended October 31, 2001       Shares        Dollar Amount
      ------------------------------------------------------------------------------------
      Shares sold                                              49,970         $    464,778
      Shares issued to shareholders in reinvestment
      of distributions                                          3,253               30,348
                                                              ----------------------------
      Total issued                                             53,223              495,126
      Shares redeemed                                         (18,456)            (159,704)
                                                              ----------------------------
      Net increase                                             34,767         $    335,422
                                                              ============================
      ------------------------------------------------------------------------------------


               October 31, 2002  (20)  Mercury Large Cap Core Fund

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

(5)   Distributions to Shareholders:

      The tax character of distributions paid during the fiscal years ended October 31, 2002 and October 31, 2001 was as follows:

                                                      10/31/2002      10/31/2001
      --------------------------------------------------------------------------
      Distributions paid from:
         Ordinary income                               $    --         $78,979
                                                       =======================
      Total taxable distributions                      $    --         $78,979
                                                       =======================

      As of October 31, 2002, the components of accumulated losses on a tax basis were as follows:

         Undistributed ordinary income--net                       $        --
         Undistributed long-term capital gains--net                        --
                                                                  -----------
         Total undistributed earnings--net                                 --
         Capital loss carryforward                                 (2,048,658)*
         Unrealized losses--net                                      (376,973)**
                                                                  -----------
         Total accumulated losses--net                            $(2,425,631)
                                                                  ===========
      --------------------------------------------------------------------------

 * On October 31, 2002, the Fund had a net capital loss carryforward of $2,048,658, of which $185,154 expires in 2009 and $1,863,504 expires in
      2010. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales.


               October 31, 2002  (21)  Mercury Large Cap Core Fund

INDEPENDENT AUDITORS' REPORT

MERCURY LARGE CAP CORE FUND

The Board of Directors and Shareholders,
Mercury Large Cap Core Fund
(One of the Series constituting Mercury Large Cap Series Funds, Inc.):

We have audited the accompanying statement of assets and liabilities of Mercury Large Cap Core Fund as of October 31, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Mercury Large Cap Core Fund as of October 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
December 10, 2002


               October 31, 2002  (22)  Mercury Large Cap Core Fund

SCHEDULE OF INVESTMENTS

MASTER LARGE CAP CORE PORTFOLIO

                                                                                                             In U.S. Dollars
                                                                                                     -------------------------------
                                       Shares                                                                             Percent of
Industry                                Held         Common Stocks                                       Value            Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary

Auto Components                       230,000        Dana Corporation                                $   2,300,000           0.3%
                                       95,000       +Lear Corporation                                    3,472,250           0.4
------------------------------------------------------------------------------------------------------------------------------------
Hotels,                                96,000        Darden Restaurants, Inc.                            1,822,080           0.2
Restaurants &                         330,000       +GTECH Holdings Corporation                          8,580,000           1.0
Leisure                               228,000       +Harrah's Entertainment, Inc.                        9,576,000           1.1
                                      313,000       +Mandalay Resort Group                               8,854,770           1.0
------------------------------------------------------------------------------------------------------------------------------------
Household Durables                    594,000        American Greetings Corporation
                                                     (Class A)                                           8,933,760           1.0
                                       66,000        Centex Corporation                                  3,001,680           0.3
                                      243,000        D.R. Horton, Inc.                                   4,682,610           0.5
                                      186,000        Fortune Brands, Inc.                                9,311,160           1.1
                                      108,000        KB HOME                                             5,097,600           0.6
                                      123,000       +Mohawk Industries, Inc.                             6,586,650           0.8
                                       90,000        Newell Rubbermaid Inc.                              2,917,800           0.3
                                      111,000        Pulte Corporation                                   5,097,120           0.6
                                      213,000        The Ryland Group, Inc.                              8,860,800           1.0
                                      115,900        Whirlpool Corporation                               5,402,099           0.6
------------------------------------------------------------------------------------------------------------------------------------
Leisure                               301,000        Eastman Kodak Company                               9,917,950           1.1
Equipment &                           436,800        Mattel, Inc.                                        8,019,648           0.9
Products                              141,000        Polaris Industries, Inc.                            8,881,590           1.0
------------------------------------------------------------------------------------------------------------------------------------
Multiline Retail                      537,000        Dillard's, Inc. (Class A)                           8,855,130           1.0
                                      208,000        J.C. Penney Company, Inc.                           3,962,400           0.5
                                      119,000        Wal-Mart Stores, Inc.                               6,372,450           0.7
------------------------------------------------------------------------------------------------------------------------------------
Specialty Retail                      825,000       +AutoNation, Inc.                                    8,753,250           1.0
                                      110,000       +AutoZone, Inc.                                      9,434,700           1.1
                                       53,000       +Borders Group, Inc.                                   913,190           0.1
                                       86,000       +CDW Computer Centers, Inc.                          4,559,720           0.5
                                      113,000       +Office Depot, Inc.                                  1,626,070           0.2
                                      487,000        Pier 1 Imports, Inc.                                9,179,950           1.1
                                      147,000        Ross Stores, Inc.                                   6,151,950           0.7
------------------------------------------------------------------------------------------------------------------------------------
Textiles, Apparel &                    85,000       +Jones Apparel Group, Inc.                           2,944,400           0.3
Luxury Goods                          316,000        Liz Claiborne, Inc.                                 9,391,520           1.1
                                      336,000       +Reebok International Ltd.                           9,492,000           1.1
------------------------------------------------------------------------------------------------------------------------------------
                                                     Total Consumer Discretionary
                                                     (Cost--$202,217,662)                              202,952,297          23.2
------------------------------------------------------------------------------------------------------------------------------------


               October 31, 2002  (23)  Mercury Large Cap Core Fund

                                                                                                             In U.S. Dollars
                                                                                                     -------------------------------
                                       Shares                                                                             Percent of
Industry                                Held         Common Stocks                                       Value            Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Consumer Staples

Beverages                             129,000        Adolph Coors Company (Class B)                  $   8,833,920           1.0%
                                       23,000        The Coca-Cola Company                               1,069,040           0.1
                                      402,000        Coca-Cola Enterprises Inc.                          9,583,680           1.1
                                      350,000       +Constellation Brands, Inc. (Class A)                8,865,500           1.0
                                      254,400        The Pepsi Bottling Group, Inc.                      6,856,080           0.8
------------------------------------------------------------------------------------------------------------------------------------
Food &                                157,000       +Whole Foods Market, Inc.                            7,324,678           0.8
Drug Retailing                        411,000        Winn-Dixie Stores, Inc.                             6,173,220           0.7
------------------------------------------------------------------------------------------------------------------------------------
Food Products                          72,000        ConAgra, Inc.                                       1,746,000           0.2
                                      247,000       +Dean Foods Company                                  9,260,030           1.1
                                      461,000        Sara Lee Corporation                               10,524,630           1.2
                                      836,000        Tyson Foods, Inc. (Class A)                         9,254,520           1.1
------------------------------------------------------------------------------------------------------------------------------------
Household Products                    231,100        The Procter & Gamble Company                       20,440,795           2.3
------------------------------------------------------------------------------------------------------------------------------------
Tobacco                                20,000        Philip Morris Companies Inc.                          815,000           0.1
------------------------------------------------------------------------------------------------------------------------------------
                                                     Total Consumer Staples
                                                     (Cost--$100,068,352)                              100,747,093          11.5
------------------------------------------------------------------------------------------------------------------------------------

Energy

Oil & Gas                             480,000        Exxon Mobil Corporation                            16,156,800           1.9
------------------------------------------------------------------------------------------------------------------------------------
                                                     Total Energy (Cost--$17,273,968)                   16,156,800           1.9
------------------------------------------------------------------------------------------------------------------------------------

Financials

Banks                                 469,000        AmSouth Bancorporation                              9,192,400           1.0
                                      360,000        Astoria Financial Corporation                       9,424,800           1.1
                                      314,900        Bank of America Corporation                        21,980,020           2.5
                                      184,000        Banknorth Group, Inc.                               4,263,280           0.5
                                       63,000        First Virginia Banks, Inc.                          2,358,090           0.3
                                       71,000        Golden West Financial Corporation                   4,903,260           0.6
                                      224,000        GreenPoint Financial Corp.                          9,759,680           1.1
                                      465,000        Hibernia Corporation (Class A)                      9,165,150           1.0
                                       61,000        Independence Community Bank Corp.                   1,565,870           0.2
                                      227,000        National City Corporation                           6,158,510           0.7
                                      271,000        New York Community Bancorp, Inc.                    7,869,840           0.9
                                      216,000        North Fork Bancorporation                           8,307,360           0.9
                                       89,000        Roslyn Bancorp, Inc.                                1,473,751           0.2
                                      634,000        Sovereign Bancorp, Inc.                             8,926,720           1.0
                                      611,000        U.S. Bancorp                                       12,885,990           1.5
                                      385,000        Washington Mutual, Inc.                            13,767,600           1.6
                                        4,000        Wells Fargo Company                                   201,880           0.0
------------------------------------------------------------------------------------------------------------------------------------


               October 31, 2002  (24)  Mercury Large Cap Core Fund

                                                                                                             In U.S. Dollars
                                                                                                     -------------------------------
                                       Shares                                                                             Percent of
Industry                                Held         Common Stocks                                       Value            Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Financials (concluded)

Diversified                           298,000        Citigroup Inc.                                  $  11,011,100           1.3%
Financials                            198,000        Countrywide Credit Industries, Inc.                 9,961,380           1.1
                                       36,000        Fannie Mae                                          2,406,960           0.3
------------------------------------------------------------------------------------------------------------------------------------
Insurance                             106,000        American International Group, Inc.                  6,630,300           0.7
                                       68,000       +CNA Financial Corporation                           1,790,440           0.2
                                      285,000        Old Republic International Corporation              8,495,850           1.0
------------------------------------------------------------------------------------------------------------------------------------
                                                     Total Financials
                                                     (Cost--$167,817,716)                              172,500,231          19.7
------------------------------------------------------------------------------------------------------------------------------------

Health Care

Biotechnology                         243,000       +Charles River Laboratories
                                                     International, Inc.                                 8,930,250           1.0
------------------------------------------------------------------------------------------------------------------------------------
Health Care                           291,000        Bausch & Lomb Incorporated                          9,050,100           1.1
Equipment &                            54,000        DENTSPLY International Inc.                         1,993,680           0.2
Supplies                              203,000       +Guidant Corporation                                 6,002,710           0.7
                                      308,000       +STERIS Corporation                                  8,171,240           1.0
                                       38,000       +Varian Medical Systems, Inc.                        1,832,360           0.2
------------------------------------------------------------------------------------------------------------------------------------
Health Care                           240,000        Aetna Inc. (New Shares)                             9,672,000           1.1
Providers & Services                   67,000        CIGNA Corporation                                   2,421,380           0.3
                                      398,000       +Caremark Rx, Inc.                                   7,044,600           0.8
                                      369,000       +DaVita, Inc.                                        8,844,930           1.0
                                      166,000       +Express Scripts, Inc. (Class A)                     8,993,880           1.0
                                      152,000       +Henry Schein, Inc.                                  7,625,840           0.9
                                      722,000       +Humana Inc.                                         8,793,960           1.0
                                      250,000        Omnicare, Inc.                                      5,432,500           0.6
                                      249,000       +Oxford Health Plans, Inc.                           8,854,440           1.0
                                    1,197,000       +Service Corporation International                   3,770,550           0.4
                                      276,000       +Tenet Healthcare Corporation                        7,935,000           0.9
                                      116,000        UnitedHealth Group Incorporated                    10,550,200           1.2
                                      121,000       +WellPoint Health Networks Inc.                      9,100,410           1.1
------------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals                       182,000        Johnson & Johnson                                  10,692,500           1.2
                                       73,000        Merck & Co., Inc.                                   3,959,520           0.5
                                      394,000        Pfizer Inc.                                        12,517,380           1.4
------------------------------------------------------------------------------------------------------------------------------------
                                                     Total Health Care
                                                     (Cost--$161,661,155)                              162,189,430          18.6
------------------------------------------------------------------------------------------------------------------------------------


               October 31, 2002  (25)  Mercury Large Cap Core Fund

                                                                                                             In U.S. Dollars
                                                                                                     -------------------------------
                                       Shares                                                                             Percent of
Industry                                Held         Common Stocks                                       Value            Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Industrials

Aerospace &                            90,000       +L-3 Communications Holdings, Inc.               $   4,230,000           0.5%
Defense                               342,000        Raytheon Company                                   10,089,000           1.2
------------------------------------------------------------------------------------------------------------------------------------
Air Freight &                         280,000        Ryder System, Inc.                                  6,426,000           0.7
Logistics
------------------------------------------------------------------------------------------------------------------------------------
Commercial                            193,000       +Apollo Group, Inc. (Class A)                        8,009,500           0.9
Services & Supplies                    91,000       +Career Education Corporation                        3,650,010           0.4
                                      148,000       +CheckFree Corp.                                     2,409,440           0.3
                                      179,000        Deluxe Corporation                                  8,273,380           0.9
                                      228,000        H&R Block, Inc.                                    10,118,640           1.2
------------------------------------------------------------------------------------------------------------------------------------
Industrial                            741,000        General Electric Company                           18,710,250           2.1
Conglomerates
------------------------------------------------------------------------------------------------------------------------------------
Machinery                             149,000        Pentair, Inc.                                       4,922,960           0.6
                                      213,000        The Timken Company                                  3,880,860           0.4
------------------------------------------------------------------------------------------------------------------------------------
Road & Rail                           468,000        Norfolk Southern Corporation                        9,453,600           1.1
                                      179,000        Union Pacific Corporation                          10,569,950           1.2
------------------------------------------------------------------------------------------------------------------------------------
                                                     Total Industrials
                                                     (Cost--$110,745,284)                              100,743,590          11.5
------------------------------------------------------------------------------------------------------------------------------------

Information Technology

Computers &                           544,000       +Dell Computer Corporation                          15,563,840           1.8
Peripherals                            66,000        International Business
                                                     Machines Corporation                                5,210,040           0.6
------------------------------------------------------------------------------------------------------------------------------------
Office Electronics                    671,000        IKON Office Solutions, Inc.                         4,750,680           0.5
------------------------------------------------------------------------------------------------------------------------------------
Semiconductor                         177,000        Intel Corporation                                   3,062,100           0.4
Equipment &
Products
------------------------------------------------------------------------------------------------------------------------------------
Software                              133,000       +Electronic Arts Inc.                                8,660,960           1.0
                                      189,000       +Intuit Inc.                                         9,812,880           1.1
                                      305,000       +Microsoft Corporation                              16,308,350           1.9
                                      239,000       +Symantec Corporation                                9,560,000           1.1
------------------------------------------------------------------------------------------------------------------------------------
                                                     Total Information Technology
                                                     (Cost--$66,824,060)                                72,928,850           8.4
------------------------------------------------------------------------------------------------------------------------------------

Materials

Chemicals                             223,000        Eastman Chemical Company                            8,103,820           0.9
                                      395,000        RPM, Inc.                                           5,948,700           0.7
------------------------------------------------------------------------------------------------------------------------------------
Containers &                          102,000        Ball Corporation                                    4,939,860           0.6
Packaging                             498,000       +Owens-Illinois, Inc.                                5,971,020           0.7
                                      456,000       +Pactiv Corporation                                  9,047,040           1.0
------------------------------------------------------------------------------------------------------------------------------------
Metals & Mining                       681,000        United States Steel Corporation                     8,750,850           1.0
------------------------------------------------------------------------------------------------------------------------------------
                                                     Total Materials
                                                     (Cost--$45,645,661)                                42,761,290           4.9
------------------------------------------------------------------------------------------------------------------------------------


               October 31, 2002  (26)  Mercury Large Cap Core Fund

SCHEDULE OF INVESTMENTS (CONCLUDED)

                                                                                                             In U.S. Dollars
                                                                                                     -------------------------------
                                       Shares                                                                             Percent of
Industry                                Held         Common Stocks                                       Value            Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Telecommunication Services

Diversified                            53,000        Verizon Communications                          $   2,001,280           0.2%
Telecommunication
Services
------------------------------------------------------------------------------------------------------------------------------------
                                                     Total Telecommunication Services
                                                     (Cost--$1,809,736)                                  2,001,280           0.2
------------------------------------------------------------------------------------------------------------------------------------
                                                     Total Common Stocks
                                                     (Cost--$874,063,594)                              872,980,861          99.9
------------------------------------------------------------------------------------------------------------------------------------

                                      Face
                                     Amount                  Short-Term Securities
------------------------------------------------------------------------------------------------------------------------------------
Commercial                         $2,037,000        General Motors Acceptance Corp.,
Paper*                                               1.98% due 11/01/2002                                2,037,000           0.2
------------------------------------------------------------------------------------------------------------------------------------
                                                     Total Short-Term Securities
                                                     (Cost--$2,037,000)                                  2,037,000           0.2
------------------------------------------------------------------------------------------------------------------------------------
                                                     Total Investments
                                                     (Cost--$876,100,594)                              875,017,861         100.1
                                                     Liabilities in Excess of Other Assets              (1,313,913)         (0.1)
                                                                                                     ---------------------------
                                                     Net Assets                                      $ 873,703,948         100.0%
                                                                                                     ===========================
------------------------------------------------------------------------------------------------------------------------------------

* Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Portfolio.
+     Non-income producing security.

      See Notes to Financial Statements.


               October 31, 2002  (27)  Mercury Large Cap Core Fund

STATEMENT OF ASSETS AND LIABILITIES

As of October 31, 2002

MASTER LARGE CAP CORE PORTFOLIO

Assets:

Investments, at value (including securities loaned of
      $137,686,623) (identified cost--$876,100,594)                                $   875,017,861
Investments held as collateral for loaned securities, at value                         142,983,200
Receivables:
      Securities sold                                              $18,288,615
      Contributions                                                  2,445,167
      Dividends                                                      1,062,671
      Loaned securities                                                  9,373          21,805,826
                                                                   -----------
Prepaid expenses and other assets                                                           33,256
                                                                                   ---------------
Total assets                                                                         1,039,840,143
                                                                                   ---------------
--------------------------------------------------------------------------------------------------

Liabilities:

Collateral on securities loaned, at value                                              142,983,200
Payables:
      Securities purchased                                          20,817,995
      Withdrawals                                                    1,832,893
      Investment adviser                                               397,115          23,048,003
                                                                   -----------
Accrued expenses and other liabilities                                                     104,992
                                                                                   ---------------
Total liabilities                                                                      166,136,195
                                                                                   ---------------
--------------------------------------------------------------------------------------------------

Net Assets:

Net assets                                                                         $   873,703,948
                                                                                   ===============
--------------------------------------------------------------------------------------------------

Net Assets Consist of:

Investors' capital                                                                 $   874,786,681
Unrealized depreciation on investments--net                                             (1,082,733)
                                                                                   ---------------
Net assets                                                                         $   873,703,948
                                                                                   ===============
--------------------------------------------------------------------------------------------------

See Notes to Financial Statements.


               October 31, 2002  (28)  Mercury Large Cap Core Fund

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2002 (as restated, see Note 5)

MASTER LARGE CAP CORE PORTFOLIO

Investment Income:

Dividends                                                                 $   8,851,171
Securities lending--net                                                         137,176
Interest                                                                         39,535
                                                                          -------------
Total income                                                                  9,027,882
                                                                          -------------
---------------------------------------------------------------------------------------

Expenses:

Investment advisory fees                                   $3,222,406
Accounting services                                           273,184
Professional fees                                              89,113
Custodian fees                                                 60,649
Trustees' fees and expenses                                    22,199
Printing and shareholder reports                                5,428
Pricing fees                                                      935
Other                                                          12,900
                                                           ----------
Total expenses                                                                3,686,814
                                                                          -------------
Investment income--net                                                        5,341,068
                                                                          -------------
---------------------------------------------------------------------------------------

Realized & Unrealized Gain (Loss) on
Investments--Net:

Realized loss on investments--net                                          (128,219,700)
Change in unrealized depreciation on investments--net                        56,457,791
                                                                          -------------
Total realized and unrealized loss on investments--net                      (71,761,909)
                                                                          -------------
Net Decrease in Net Assets Resulting from Operations                      $ (66,420,841)
                                                                          =============
---------------------------------------------------------------------------------------

See Notes to Financial Statements.


               October 31, 2002  (29)  Mercury Large Cap Core Fund

STATEMENTS OF CHANGES IN NET ASSETS

MASTER LARGE CAP CORE PORTFOLIO

                                                                        For the Year Ended
                                                                            October 31,
                                                                 --------------------------------
Increase (Decrease) in Net Assets:                                    2002               2001
                                                                 (as restated,
                                                                  see Note 5)
-------------------------------------------------------------------------------------------------
Operations:

Investment income--net                                           $   5,341,068      $   2,041,197
Realized loss on investments--net                                 (128,219,700)       (74,626,048)
Change in unrealized appreciation/depreciation
   on investments--net                                              56,457,791         (6,840,430)
                                                                 --------------------------------
Net decrease in net assets resulting from operations               (66,420,841)       (79,425,281)
                                                                 --------------------------------
-------------------------------------------------------------------------------------------------

Capital Transactions:

Proceeds from contributions                                        272,000,014        391,679,473
Fair value of net asset contributions                              269,997,441                 --
Fair value of withdrawals                                          (14,709,088)       (85,683,037)
                                                                 --------------------------------
Net increase in net assets derived from capital transactions       527,288,367        305,996,436
                                                                 --------------------------------
-------------------------------------------------------------------------------------------------

Net Assets:

Total increase in net assets                                       460,867,526        226,571,155
Beginning of year                                                  412,836,422        186,265,267
                                                                 --------------------------------
End of year                                                      $ 873,703,948      $ 412,836,422
                                                                 ================================
-------------------------------------------------------------------------------------------------

See Notes to Financial Statements.


               October 31, 2002  (30)  Mercury Large Cap Core Fund

FINANCIAL HIGHLIGHTS

MASTER LARGE CAP CORE PORTFOLIO

The following ratios have been derived from information provided in the financial statements.

                                                                            For the
                                                                            Period
                                                For the Year Ended        December 22,
                                                   October 31,              1999+ to
                                             -----------------------      October 31,
                                               2002           2001          2000
--------------------------------------------------------------------------------------
Total Investment Return:**                     (8.13%)            --            --
                                             =====================================
--------------------------------------------------------------------------------------

Ratios to Average Net Assets:

Expenses, net of reimbursement                   .57%           .67%         1.09%*
                                             =====================================
Expenses                                         .57%           .67%         1.17%*
                                             =====================================
Investment income (loss) -- net                  .83%           .59%         (.20%)*
                                             =====================================
--------------------------------------------------------------------------------------

Supplemental Data:

Net assets, end of period (in thousands)     $873,704       $412,836      $186,265
                                             =====================================
Portfolio turnover                            150.18%        162.28%        79.18%
                                             =====================================
--------------------------------------------------------------------------------------

 *    Annualized.
** Total return is required to be disclosed for fiscal years beginning after December 15, 2000.
 +    Commencement of operations.

      See Notes to Financial Statements.


               October 31, 2002  (31)  Mercury Large Cap Core Fund

NOTES TO FINANCIAL STATEMENTS

MASTER LARGE CAP CORE PORTFOLIO

(1)   Significant Accounting Policies:

      Master Large Cap Core Portfolio (the "Portfolio") is part of Master Large Cap Series Trust (the "Trust"). The Portfolio is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Portfolio, subject to certain limitations. The Portfolio's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Portfolio.

      (a) Valuation of investments -- Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Trust's Board of Trustees.

      (b) Derivative financial instruments -- The Portfolio may engage in various portfolio investment techniques to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of investments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.


               October 31, 2002  (32)  Mercury Large Cap Core Fund

      o Financial futures contracts -- The Portfolio may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      o Options -- The Portfolio is authorized to purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

      o Forward foreign exchange contracts -- The Portfolio is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

      o Foreign currency options and futures -- The Portfolio may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.


               October 31, 2002  (33)  Mercury Large Cap Core Fund

      (c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

      (d) Income taxes -- The Portfolio is classified as a partnership for Federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Accordingly, as a "pass through" entity, the Portfolio pays no income dividends or capital gains distributions. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

      (e) Security transactions and investment income -- Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis.

      (f) Securities lending -- The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


               October 31, 2002  (34)  Mercury Large Cap Core Fund

(2)   Investment Advisory Agreement and Transactions with Affiliates:

      The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

      FAM is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, effective July 29, 2002, the Portfolio pays based upon the average daily value of the Portfolio's net assets at an annual rate of .50% of the average daily net assets not exceeding $1 billion and .45% of average daily net assets in excess of $1 billion.

      The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") or its affiliates. As of October 31, 2002, the Portfolio lent securities with a value of $48,116,031 to MLPF&S or its affiliates. Pursuant to that order, the Portfolio also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by FAM or its affiliates. As of October 31, 2002, cash collateral of $64,342,440 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $78,640,760 was invested in the Merrill Lynch Premier Institutional Fund. For the year ended October 31, 2002, QA Advisors received $55,187 in securities lending agent fees.

      For the year ended October 31, 2002, the Portfolio reimbursed FAM $22,196 for certain accounting services.

      Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, and/or ML & Co.

      For the year ended October 31, 2002, the Portfolio received a contribution of net assets with a fair value of $269,997,441 in connection with a tax-free reorganization of one of the Portfolio's feeder funds.


               October 31, 2002  (35)  Mercury Large Cap Core Fund

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

(3)   Investments:

      Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2002 were $1,242,078,219 and $979,843,821, respectively.

      Net realized losses for the year ended October 31, 2002 and net unrealized losses as of October 31, 2002 were as follows:

                                               Realized              Unrealized
                                                Losses                 Losses
      --------------------------------------------------------------------------
      Long-term investments                 $(128,219,700)          $(1,082,733)
                                            -----------------------------------
      Total                                 $(128,219,700)          $(1,082,733)
                                            ===================================
      --------------------------------------------------------------------------

      As of October 31, 2002, net unrealized depreciation for Federal income tax purposes aggregated $20,169,901, of which $47,080,345 related to appreciated securities and $67,250,246 related to depreciated securities. At October 31, 2002, the aggregate cost of investments for Federal income tax purposes was $895,187,762.

(4)   Short-Term Borrowings:

      The Portfolio, along with certain other funds managed by FAM and its affiliates, is a party to a credit agreement with Bank One, N.A. and certain other lenders. Effective November 29, 2002, in conjunction with the renewal for one year at the same terms, the total commitment was reduced from $1,000,000,000 to $500,000,000. The Portfolio may borrow under the credit agreement to fund investors' withdrawals and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .09% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Portfolio did not borrow under the credit agreement during the year ended October 31, 2002.

(5)   Restatement:

      In connection with a tax-free reorganization of one of the Portfolio's feeder funds during the year ended October 31, 2002, the Portfolio received an in-kind contribution of securities. Subsequent to the issuance of the financial statements, it was determined that the net unrealized depreciation on securities contributed as of the date of the contribution should have been included as a reduction in the net increase in net assets derived from capital transactions rather than within the Portfolio's change in unrealized appreciation/depreciation for the year. As such, for the year ended October 31, 2002, the statements of operations and changes in net assets have been restated to increase the change in unrealized appreciation by $54,968,880 with a corresponding decrease in net assets derived from capital transactions. Additionally, the fair value of net asset contributions of $269,997,441 has been presented separately from proceeds from contributions on the statement of changes in net assets. This restatement had no impact on net assets or the total return previously reported by the Portfolio or on the 2002 financial statements of the Portfolio's two feeder funds: Merrill Lynch Large Cap Core Fund or Mercury Large Cap Core Fund.


               October 31, 2002  (36)  Mercury Large Cap Core Fund

INDEPENDENT AUDITORS' REPORT

MASTER LARGE CAP CORE PORTFOLIO

The Board of Trustees and Investors,
Master Large Cap Core Portfolio
(One of the Series constituting Master Large Cap Series Trust):

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Large Cap Core Portfolio as of October 31, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Master Large Cap Core Portfolio as of October 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 5, the accompanying 2002 financial statements have been restated.

Deloitte & Touche LLP
Princeton, New Jersey
December 10, 2002
(January 7, 2003 as to Note 5)


               October 31, 2002  (37)  Mercury Large Cap Core Fund

OFFICERS AND DIRECTORS/TRUSTEES

INTERESTED DIRECTOR/TRUSTEE

                                                                                                   Number of
                                                                                                 Portfolios in      Other
                          Position(s)        Length                                               Fund Complex      Directorships
                          Held               of Time           Principal Occupation(s)            Overseen by       Held by
Name, Address & Age       with Fund          Served            During Past 5 Years              Director/Trustee    Director/Trustee
------------------------------------------------------------------------------------------------------------------------------------
Terry K. Glenn*           President and      1999 to present   Chairman, Americas Region            117 Funds       None
P.O. Box 9011             Director/Trustee                     since 2001 and Executive Vice     162 Portfolios
Princeton, NJ 08543-9011                                       President since 1983 of Fund
Age: 62                                                        Asset Management, L.P. ("FAM")
                                                               and Merrill Lynch Investment
                                                               Managers, L.P. ("MLIM");
                                                               President of Merrill Lynch
                                                               Mutual Funds since 1999;
                                                               President of FAM Distributors,
                                                               Inc. ("FAMD") since 1986 and
                                                               Director thereof since 1991;
                                                               Executive Vice President and
                                                               Director of Princeton
                                                               Services, Inc. ("Princeton
                                                               Services") since 1993;
                                                               President of Princeton
                                                               Administrators, L.P. since
                                                               1988; Director of Financial
                                                               Data Services, Inc. since
                                                               1985.
------------------------------------------------------------------------------------------------------------------------------------
*     Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice
      President of Princeton Services; and President of Princeton Administrators, L.P. The Director's/Trustee's term is unlimited.
      Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As
      Fund President, Mr. Glenn serves at the pleasure of the Board of Directors/Trustees.
------------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT DIRECTORS/TRUSTEES

                                                                                                   Number of
                                                                                                 Portfolios in      Other
                          Position(s)        Length                                               Fund Complex      Directorships
                          Held               of Time           Principal Occupation(s)            Overseen by       Held by
Name, Address & Age       with Fund          Served*           During Past 5 Years              Director/Trustee    Director/Trustee
------------------------------------------------------------------------------------------------------------------------------------
James H. Bodurtha         Director/Trustee   1999 to present   Director and Executive Vice          42 Funds        None
P.O. Box 9011                                                  President, The China Business      61 Portfolios
Princeton, NJ 08543-9011                                       Group, Inc. since 1996;
Age: 58                                                        Chairman of Berkshire Holding
                                                               Corporation since 1980.
------------------------------------------------------------------------------------------------------------------------------------
Joe Grills                Director/Trustee   2002 to present   Member of Committee on               42 Funds        Kimco Realty
P.O. Box 9011                                                  Investment of Employee Benefit     61 Portfolios
Princeton, NJ 08543-9011                                       Assets of the Association for
Age: 67                                                        Financial Professionals since
                                                               1986.
------------------------------------------------------------------------------------------------------------------------------------
Herbert I. London         Director/Trustee   1999 to present   John M. Olin Professor of            42 Funds        None
P.O. Box 9011                                                  Humanities, New York               61 Portfolios
Princeton, NJ 08543-9011                                       University since 1993.
Age: 63
------------------------------------------------------------------------------------------------------------------------------------
Andre F. Perold           Director/Trustee   1999 to present   George Gund Professor of             42 Funds        None
P.O. Box 9011                                                  Finance and Banking, Harvard       61 Portfolios
Princeton, NJ 08543-9011                                       School of Business since 2000;
Age: 50                                                        Finance Area Chair since 1996.
------------------------------------------------------------------------------------------------------------------------------------


            October 31, 2002  (38) & (39)  Mercury Large Cap Core Fund

                                                                                                   Number of
                                                                                                 Portfolios in      Other
                          Position(s)        Length                                               Fund Complex      Directorships
                          Held               of Time           Principal Occupation(s)            Overseen by       Held by
Name, Address & Age       with Fund          Served*           During Past 5 Years              Director/Trustee    Director/Trustee
------------------------------------------------------------------------------------------------------------------------------------
Roberta Cooper Ramo       Director/Trustee   1999 to present   Shareholder, Modrall,                42 Funds        Cooper's, Inc.;
P.O. Box 9011                                                  Sperling, Roehl, Harris &          61 Portfolios     ECMC, Inc.
Princeton, NJ 08543-9011                                       Sisk, P.A. since 1993.
Age: 60
------------------------------------------------------------------------------------------------------------------------------------
Robert S. Salomon, Jr.    Director/Trustee   2002 to present   Principal of STI Management          42 Funds        None
P.O. Box 9011                                                  since 1994; Director of Rye        61 Portfolios
Princeton, NJ 08543-9011                                       Country Day School since 2001.
Age: 66
------------------------------------------------------------------------------------------------------------------------------------
Melvin R. Seiden          Director/Trustee   2002 to present   Director, Silbanc Properties,        42 Funds        None
P.O. Box 9011                                                  Ltd. (real estate, investment      61 Portfolios
Princeton, NJ 08543-9011                                       and consulting) since 1987.
Age: 72
------------------------------------------------------------------------------------------------------------------------------------
Stephen B. Swensrud       Director/Trustee   2002 to present   Chairman, Fernwood Advisors          42 Funds        International
P.O. Box 9011                                                  since 1996.                        61 Portfolios     Mobile Com-
Princeton, NJ 08543-9011                                                                                            munications.
Age: 69                                                                                                             Inc.
------------------------------------------------------------------------------------------------------------------------------------
*     The Director's/Trustee's term is unlimited. Directors/Trustees serve until their resignation, removal or death, or until
      December 31 of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------

FUND/TRUST OFFICERS

                            Position(s)        Length
                            Held               of Time
Name, Address & Age         with Fund          Served*            Principal Occupation(s) During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Burke             Vice President     1999 to present    First Vice President of FAM and MLIM since 1997 and Treasurer
P.O. Box 9011               and Treasurer                         thereof since 1999; Senior Vice President and Treasurer of
Princeton, NJ 08543-9011                                          Princeton Services since 1999; Vice President of FAMD since 1999;
Age: 42                                                           Vice President of FAM and MLIM from 1990 to 1997; Director of
                                                                  MLIM Taxation since 1990.
------------------------------------------------------------------------------------------------------------------------------------
Robert C. Doll, Jr.         Senior Vice        1999 to present    President and Global Chief Investment Officer of MLIM and member
P.O. Box 9011               President and                         of the Executive Management Committee of ML & Co., Inc. since
Princeton, NJ 08543-9011    Portfolio Manager                     2001; Chief Investment Officer, Senior Vice President and Co-Head
Age: 49                                                           of MLIM Americas from 1999 to 2001; Chief Investment Officer of
                                                                  Oppenheimer Funds, Inc. from 1987 to1999 and Executive Vice
                                                                  President from 1991 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Linda J. Gardner            Vice President     1999 to present    Vice President and Chief Administrative Officer, Equities, of
P.O. Box 9011                                                     MLIM since 1999; Manager of Equity Administration of Oppenheimer
Princeton, NJ 08543-9011                                          Funds, Inc. from 1991 to 1999.
Age: 40
------------------------------------------------------------------------------------------------------------------------------------


           October 31, 2002  (40) & (41)  Mercury Large Cap Core Fund

OFFICERS AND DIRECTORS/TRUSTEES (CONCLUDED)

FUND/TRUST OFFICERS (concluded)

                            Position(s)        Length
                            Held               of Time
Name, Address & Age         with Fund          Served*            Principal Occupation(s) During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Susan B. Baker              Secretary          2002 to present    Director (Legal Advisory) of MLIM since 1999; Vice President of
P.O. Box 9011                                                     MLIM from 1993 to 1999; Attorney associated with MLIM since 1987.
Princeton, NJ 08543-9011
Age: 45
------------------------------------------------------------------------------------------------------------------------------------
*     Officers of the Fund serve at the pleasure of the Board of Directors/Trustees.
------------------------------------------------------------------------------------------------------------------------------------

Further information about the Fund's Officers and Directors/Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-888-763-2260.

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
888-763-2260


           October 31, 2002  (42) & (43)  Mercury Large Cap Core Fund

[LOGO] Merrill Lynch  Investment Managers

     MUTUAL          MANAGED          ALTERNATIVE          INSTITUTIONAL
     FUNDS          ACCOUNTS          INVESTMENTS         ASSET MANAGEMENT
   [GRAPHIC]       [GRAPHIC]           [GRAPHIC]             [GRAPHIC]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Mercury Large Cap Core Fund of
Mercury Large Cap Series Funds, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLE LOGO] Printed on post-consumer recycled paper           #MERCLCC--10/02